ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "agreement") is made and entered into as of the ____ day of May ,2004, ( the "Effective Date"), by and between UNITED PROCESSING CORPORATION LTD., ("Seller") and NORTHERN MERCHANT SERVICES, INC. ("NORTHERN"). For purposes or this Agreement, the capitalized terms used herein shall have the meaning ascribed to such terms in Section 10.0 hereof unless otherwise defined herein.

                             BACKGROUND AND PURPOSE:

A. Seller is an independent agent in the business of soliciting merchants and other customers on behalf of third-party providers of card-based transaction processing services for the purpose of encouraging such merchants and other customers to conclude merchant agreements with such providers (Seller's business is referred to herein as the "Merchant Solicitation Business").

B. Seller is a party to an Agreement dated April 30, 1996 with EFS NATIONAL BANK, (the "EFS Existing Agreement") and is a party to an Agreement dated April 2, 1998 with NATIONAL PAYMENT SYSTEMS, INC., a New York Corporation, d/b/a CARD PAYMENT SYSTEMS ("CPS") (the "CPS Existing Agreement"). (The EFS Existing Agreement and the CPS Existing Agreement may be hereinafter referred to as the "Existing Agreements".) EFS NATIONAL BANK AND CARD PAYMENT SYSTEMS are now owned by CONCORD EFS ("CONCORD"). Pursuant to the Existing Agreements Seller refers certain merchants to CONCORD, who consist principally of retail and other providers of goods and services, who, as a result of such referrals, may enter into Merchant Agreements to receive broad payment services, including but not limited to, certain credit card and debit card transaction processing services from CONCORD in connection with Merchant Business. Pursuant to the Existing Agreements, Seller is entitled to receive certain residual payments from CONCORD as governed by the Agreement (the Residuals Rights").

C. Seller wishes to sell and transfer to NORTHERN all of its rights which relate to certain merchants, under the Existing Agreements and otherwise, including but not limited to the Residuals Rights, and NORTHERN is willing to purchase and accept such rights and assets. Seller and NORTHERN are willing and able, additionally, to undertake and perform certain other obligations pursuant to and in connection with this Agreement, subject to the terms and conditions hereof.

                                  THE AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Seller and NORTHERN hereby agree, on the terms and conditions herein set forth, as follows:

                                    ARTICLE I

                                   ASSETS SOLD

1.1 Sale and Purchase. On the terms and subject to the conditions set forth in this Agreement, and effective as of the Effective Date, Seller hereby sells, transfers and assigns to NORTHERN, and NORTHERN hereby purchases and accepts from Seller, all rights and interests of Seller which relate to certain merchants (the "Merchants," each of which is specifically identified on Schedule 1.1), under the Existing Agreements or otherwise and including but not limited to the Residuals Rights, arising on or after the Effective Date (collectively, the "Asset Sold"). Seller acknowledges and agrees that, after the consummation of the transactions contemplated herein, (i) it will have no right, title and interest in and to the Merchants, and (ii) the Residuals Rights will be of no further force or effect and neither NORTHERN nor any of its affiliates will be obligated with respect to Residuals Rights, nor shall Seller have any past, present or future residual rights claim with respect to the Residual Rights. 1.2 No Assumption of Liabilities. Seller acknowledges and agrees that NORTHERN shall not assume or become liable for the payment of any debts, liabilities, losses, accounts payable, mortgages, or other obligations of Seller, or any Merchant, whether the same are known or unknown, now-existing or hereafter arising, of whatever nature or character, whether absolute or contingent, liquidation or disputed. 1.3 Bill of Sale. The sale, conveyance, transfer, assignment and delivery of the Assets Sold by Seller to NORTHERN shall be evidenced and effected by the execution of a Bill of Sale in the form of Exhibit 1.3 attached hereto (the "Bill of Sale").

                                   ARTICLE II

                     CONSIDERATION FOR ASSETS SOLD; CLOSING

2.1 Purchase Price. As consideration for the Assets Sold, NORTHERN shall pay an aggregate purchase price of $312,000 in cash or certified check and 21,000 Shares of Pipeline Data Common Stock (the "Purchase Price") at the Closing by wire transfer or check payable to Seller (in accordance with written instructions provided by Seller).

2.2 Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the consummation of the purchase and sale of the Assets Sold (the "Closing") shall take place on April 30,_ 2004 at 12.00 (Eastern time), or on such other date at such other time as the parties shall agree in writing (the "Closing Date"), to be effective as of the Effective Date, and shall take place through the execution and exchange, via facsimile transmission, of this Agreement and the other documents and agreements herein contemplated. The parties acknowledge and agree that upon mutual exchange and receipt of signature pages via facsimile, and upon receipt by Seller of the Purchase Price hereby contemplated, this Agreement and the other documents and instruments delivered in connection herewith shall be deemed effective, and the transactions hereby contemplated shall be deemed consummated, notwithstanding and party's failure or refusal to deliver original (i.e. non-facsimile) signature pages.

                                   ARTICLE III

                    CERTAIN COVENANTS AND AGREEMENT OF SELLER

3.1 Transfer Taxes. All sales or transfer taxes, including stock transfer taxes, document recording fees, real property transfer taxes, and excise taxes, arising out of or in connection with the consummation of the transactions contemplated hereby, shall be paid by Seller.

3.2  Confidentiality  of Information.  On and after the date hereof,  Seller and his agents and representatives shall treat all information learned or obtained about NORTHERN's business or relating to the Merchant Business, as confidential and will not disclose such information to third parties except as required by law, as needed in connection with a lawsuit, claim, litigation or other proceeding or in connection with tax or regulatory matters and except to the extent that such information is already in the public domain, or subsequently enters the public domain, other than as a result of the breach of Seller's obligation under this Section 3.2. Seller and his agents and representatives shall not use the information described in this Section 3.2 in any manner that might reasonably be anticipated to adversely affect the Merchant Business of NORTHERN's relations with Merchants or with other persons or entities. 3.3 Notice of Breach or
     Potential Breach. Seller shall promptly notify NORTHERN of any change, circumstance or event which may prevent Seller from complying with any of their respective obligations hereunder. 3.4 Further Assurances. On and after the Closing Date, Seller shall give such further assurances to NORTHERN and execute, acknowledge and deliver all such acknowledgments and other instruments and take further action as NORTHERN may reasonably request to effectuate the transactions contemplated by this Agreement, including the transfer of the Assets Sold. Seller further assures NORTHERN to (i) notify NORTHERN with any material changes in a merchant's financial condition or the type of business in which it engages, (ii) notify NORTHERN of any contact to it by a merchant and during such contact, Seller shall act in a professional manner and refer all further dealings to NORTHERN and
     (iii) at the request of NORTHERN for information or assistance about a merchant, including but not limited to its original documentation, to respond to NORTHERN with such information in a prompt manner. 3.5 Claw-back. Seller covenants that the base monthly average residual cash stream for the months of Jan., Feb. March equals $14,122 Seller further covenants that should the residual cash stream from the Assets Sold suffer more than 20% annual attrition over a period of 20 months, then Seller shall deliver to NORTHERN the difference in either cash or additional accounts that generate income equal to the difference. 0.00 shall be held in escrow to guarantee the performance of provision and in the event of default pursuant to that certain Escrow Agreement attached hereto as
     Exhibit 7.6.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRENTIES OF SELLER

     Seller hereby makes the following representations and warranties to NORTHERN as of the date hereof and as of the Effective Date:

4.1 Organization: Ownership. Seller is a Corporation and is authorized to conduct the business as presently conducted (including the Merchant Solicitation Business) under the laws of the State of Connecticut and all other applicable laws.

4.2 Authority. Seller has the right, power, capacity and authority to enter into and deliver the Operative Documents, to perform the obligations under the Operative Documents, and to effect the transactions contemplated by the Operative Documents. The execution, delivery and performance of the Operative Documents have been approved by all requisite corporate action on the part of Seller, and when executed and delivered pursuant hereto, the Operative Documents will constitute valid and binding obligations of Seller enforceable in accordance with their terms.

4.3 Government Notices. Seller has not received notice from any federal, state or other governmental agency or regulatory body indication that such regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Operative Documents.

4.4  No Violations.

(a) The execution and delivery by Seller of the Operative Documents, and his performance thereunder, will not (i) violate, conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any material agreement, indenture, mortgage or lease to which Seller is party or by which Seller or his properties are bound; (ii) constitute a violation by Seller of any law or government regulation applicable to Seller or the Merchant Solicitation Business; or (iii)violate any order, judgment, injunction or decree of any court, arbitrator of governmental body against or binding upon Seller.

(b) With respect to the Merchant Solicitation Business, Seller has not been and will not be (by virtue of any past or present action, omission to act, contract to which they are a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirements of any governmental body, agency or authority or court binding on them, or relating to their property or business (including any antitrust laws and regulations).

4.5 Assets Sold. Seller is the owner of all rights, title and interest in and to the Assets Sold, free and clear of all title defects or objections, assignments, liens, encumbrances of any nature whatsoever, restrictions, security interests, rights of third parties, or other liabilities, and have good and valid title to the Assets Sold. Other than with respect to the Residuals, Rights, Seller has no right, title or interest in the Merchants or the Merchant Agreements. Other then as identified on Schedule 5.5, no person, other than NORTHERN or the Merchants, owns or holds any right, title or interest in the Merchant Agreements.

4.6 Consents and Approvals. No action of, or filing with, any governmental or public body is required by Seller to authorize, or is otherwise required in connection with, the execution and delivery by Seller of the Operative Documents or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

(a) No filing, consent or approval is required by virtue of the execution hereof or any other Operative Document by Seller or the consummation of any of the transactions contemplated herein by Seller to avoid the violation of breach of , or the default under, or the creation of a lien on any of the Assets Sold pursuant to the terms of, any law, regulation, order, decree or award of any court or governmental agency or any lease, agreement, contract, mortgage, note, license, or any other instrument to which Seller is a party or to which they or any of the Assets Sold is subject.

(b) Seller shall furnish a good standing certificate from the Secretary of State of its State of organization.

4.7 Litigation and Claims. Schedule 4.7: (i) sets forth all litigation, claims, sits, actions, investigations, indictments or information, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings, and product liability and workers' compensation suits, actions or proceedings, and investigations conducted by any Credit Card Association) that are pending, or to the knowledge of Seller, threatened, in or before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury, Card Association, or nay other entity or forum for the resolution of grievances, against Seller and relating in any way to the Merchant Solicitation Business (collectively "Claims"), and (ii) indicates which of such Claims are being defended by an insurance carrier, and which of such Claims being so defended are being defended under a reservation of rights. Seller has made available to NORTHERN true, correct and complete copies of all pleadings, brief and other documents filed in each pending litigation, claim, suit, action, investigation, indictment or information, proceeding, arbitration, grievance or other procedure listed in Schedule 5.7, and the judgments, orders, writs, injunctions, decrees, indictments and information, grand jury subpoenas and civil investigative demands, plea agreements, stipulations and awards listed in Schedule 4.7.

4.8  Agreements,  Contracts  and  Commitments.

     (a) Seller has no agreement, contract, commitment or relationship, whether written or oral, related to the Merchant Solicitation Business, by which NORTHERN could be bound; and

     (b) With respect to the Merchant Solicitation Business, there is no contract, agreement or other arrangement entitling any person or other entity to any profits, revenues or cash flows of Seller or requiring any payments of other distributions based on such profits, revenues or cash flows.

     (c) Other than with respect to the Residuals Rights, which rights are being sold to NORTHERN pursuant to this Agreement, neither Seller nor any of his affiliates has any basis for any claims arising under the Existing Agreement against NORTHERN or any of NORTHERN's affiliates for payment, breach of contract or otherwise.

4.9 Absence of Certain Changes and Events. Since negotiations between the parties commenced, Seller has conducted the Merchant Solicitation Business only in the ordinary course, and has not:

     (a) suffered any damage or destruction adversely affecting the Merchant Solicitation Business;

     (b) permitted any of the Assets Sold to be subjected to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind;

     (c) waived any material claims or rights with respect to the Merchant Solicitation Business;

     (d) sold, transferred or otherwise disposed of any of the assets relating to the Merchant Solicitation Business, except in the ordinary course of business consistent with past practice;

     (e) made any change in any method, practice or principle of financial or tax accounting that in any manner affected the Merchant Solicitation Business or any financial information relating to or derived from the Merchant Solicitation Business;

     (f) paid, loaned, advanced, sold, transferred or leased any Asset Sold to any employee, except for normal compensation involving salary and benefits; or

     (g) agreed in writing, or otherwise, to take any action described in this Section.

4.10 Disclosure. No representations, warranties, assurances or statements by Seller in its Agreement, and no statement contained in any document (including the Financial Information and the Schedules), certificates or other writings furnished by Seller (or caused to be furnished by Seller) to NORTHERN or any of its representatives pursuant to the provisions hereof, contains any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which such statement was made, in order to make the statements herein or therein not misleading.

4.11 Misrepresentation. Seller represents and warrants that it has made no misrepresentation or omission on any application submitted on behalf of a merchant.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF NORTHERN

     NORTHERN makes the following representations and warranties to Seller as of the date hereof and as of the Effective Date:

5.1 Organization. NORTHERN is a corporation duly organized and validly existing under the laws of the State of New York and is authorized to conduct its business under those laws.

5.2 Authority. NORTHERN has the right, power, capacity and authority to enter into and deliver the Operative Documents, to perform its obligations under the Operative Documents, and to effect the transactions contemplated by the Operative Documents. The execution, delivery and performance of the Operative Documents have been approved by all requisite corporate action on the part of NORTHERN, and, when executed and delivered pursuant hereto, they will constitute valid and binding obligations of NORTHERN enforceable in accordance with their terms.

5.3 Governmental Notices. NORTHERN has not received notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant of issue its consent or approval, if required, with respect to the transactions contemplated by the Operative Documents.

5.4 No Violations. The execution and delivery by NORTHERN of the Operative Documents, and his performance thereunder, will not (i) violate, conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any material agreement, indenture, mortgage or lease to which NORTHERN is party or by which NORTHERN or his properties are bound; (ii) constitute a violation by NORTHERN of any law or government regulation applicable to NORTHERN or the Merchant Solicitation Business; or (iii)violate any order, judgment, injunction or decree of any court, arbitrator of governmental body against or binding upon NORTHERN.

5.5  Consents and Approvals.

     (a) No action of, or filing with, any governmental or public body is required by NORTHERN to authorize, or is otherwise required in connection with, the execution and delivery by NORTHERN of this Agreement or the other Operative Documents or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

     (b) No filing, consent or approval is required by virtue of the execution hereof or any other Operative Document by NORTHERN or the consummation of any of the transactions contemplated herein by NORTHERN to avoid the violation or breach of under any law, regulation, order, decree or award of any court or governmental agency, or any lease, agreement, contract, mortgage, note, license, or any other instrument to which NORTHERN is a party or is subject.

                                   ARTICLE VI

                       CONDITIONS TO OBLIGATIONS OF SELLER

     Each of the obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or before the Closing of each of the following conditions:

6.1 Required Governmental Approvals. All governmental authorizations, consents and approvals necessary for the valid consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. All applicable governmental pre-acquisition filing, information furnishing and waiting period requirements shall have been net or such compliance shall have been waived by the governmental authority having authority to grant such waivers.

6.2 Documents Satisfactory in Form and Substance. All agreements, certificates, and other documents delivered by NORTHERN to Seller hereunder shall be in form and substance satisfactory to counsel of Seller, in the exercise of such counsel's reasonable judgment.

                                   ARTICLE VII

                      CONDITIONS TO OBLIGATIONS OF NORTHERN

     The obligations of NORTHERN to be performed hereunder shall be subject to the satisfaction (or waiver by NORTHERN) at or before the Closing of each of the following conditions:

7.1 Required Governmental Approvals. All governmental authorizations, consents and approvals necessary for the valid consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. All applicable governmental pre-acquisition filing, information furnishing and waiting period requirements shall have been met or such compliance shall have been waived by the governmental authority having authority to grant such waivers.

7.2 Non-Solicitation Agreement. Seller shall have executed and delivered to NORTHERN a Non-Solicitation Agreement substantially in the form of Exhibit
     7.2 attached hereto (the "Non-Solicitation Agreement").

7.3 Bill of Sale. Seller shall have executed and delivered to NORTHERN the Bill of Sale.

7.4 Corporate Resolutions. Seller shall have delivered to NORTHERN certified resolutions of Seller authorizing this Agreement and all other agreements and transactions referenced herein.

7.5 Documents Satisfactory in Form and Substance. All agreements, certificates, and other documents delivered by Seller to NORTHERN hereunder shall be in form and substance satisfactory to counsel of NORTHERN, in the exercise of such counsel's reasonable judgment.

7.6  Escrow Agreement. Seller shall furnish the Escrow Agreement as discussed in
     Section 3.5 hereof.

7.7 Certificate of Good Standing. Seller shall furnish a good standing certificate from the Secretary of State of its State of organization.
     Exhibit 7.6.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Seller shall indemnify NORTHERN, its affiliates, their respective successors and assigns, and their respective officers, directors, employees, consultants and agents (each an "Indemnified Person") and hold each Indemnified Person harmless from any liability, loss, diminution in value, cost, claim, or expense, including reasonable attorneys' and accountants' fees and expenses, incurred by such Indemnified Person that result from or arise out of (i) any breach or inaccuracy of any representation or warranty of Seller set forth in the Operative Documents; (ii) the breach by Seller of any of the covenants or agreements contained in the Operative Documents; (iii) any liability or obligation, contingent or otherwise, of Seller; and (iv) violations of law or governmental rules or regulations or wrongdoing or negligence by Seller in performing obligations in connections with this Agreement.

                                   ARTICLE IX

                     DEFINITIONS AND RULES OF INTERPRETATION

9.1 Definitions. For purposes of this Agreement, the capitalized terms have the following respective meanings:

     "Agreement" means this Agreement, including all schedules and exhibits hereto, and, if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

     "Closing Date" has the meaning set forth in Section 2.2 hereof

     "Credit Card Associations" means VISA U.S.A., Inc., Visa International, Inc. MasterCard International Incorporated, American Express, Discover, JCB, Diners Club and any successor organizations or associations or other credit card associations not mentioned herein.

     "Merchant" means those certain merchants that have entered into a Merchant Agreement with NORTHERN as a result of a referral by Seller of such merchant to NORTHERN, and which are identified on Schedule 1.1 attached hereto.

     "Merchant Agreement" means an agreement between NORTHERN and a servicing party, which may or may not be a bank, pursuant to which the servicing party undertakes to honor financial transaction devices.

     "Merchant Business" shall mean any services pertaining to negotiation of payment, including but not limited to acceptance of credit card or debit card transaction records in documentary or electronic form from merchants in connection with the processing and clearing of such records for settlement and payment to such merchant as well as ACH transfers, check guarantees, check authorizations, e-commerce payments and services and point of sales systems on both a hardware or software basis.

     "Operative Documents" means this Agreement, the Non-Solicitation Agreement, and all such other documents, agreements, certificates or instruments executed and delivered in connection herewith.

9.2  Other Definitions; Rules of Interpretation.

     (a) All terms defined herein shall have the defined meanings when used in any Operative Document, certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Singular terms shall include the plural, and vice versa, unless the context otherwise requires.

     (b) Exhibits and Schedules referenced in this Agreement are deemed to be incorporated herein by reference. The term "including" shall mean "including without limitation."

                                    ARTICLE X

                                  MISCELLANEOUS

10.1 Expenses. Except as otherwise specifically provided in this Agreement, each party shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all attorneys' fees, accounting fees and other expenses.

10.2 Notices and Payments. All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier (e.g., FedEx) as follows:


                  If to Seller:        United Processing Corporation
                                       293 Route 100
                                       Somers, NY 10589


                  If to NORTHERN:      NORTHERN MERCHANT SERVICES, INC,
                                       12 West Main Street
                                       Brasher Falls, NY 13613


                                       Attention: Donald Grueisen


                  With copies to:      Sheila Corvino, Esq.
                  (which shall not     811 Dorset West Road
                  constitute notice)   Dorset, VT 05251


     The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 10.2. Any notice, demand or other communication given pursuant of this Section 10.2 shall be deemed to have been given n the earlier of the date actually delivered or five (5) days following the date deposited in the United States mail, properly addressed, postage prepaid, as the case may be.

10.3 Third-Party  Beneficiaries.   No  party  to  this  agreement  intends  this
     Agreement to benefit or create any right or cause of action in or on behalf of any person other than Seller and NORTHERN.

10.4 Independent Contractors. Nothing contained in this Agreement or any other Operative Document shall be construed as creating or constituting a partnership, joint venture or agency among the parties to this Agreement. Rather, the parties shall be deemed independent contractors with respect to each other for all purposes.

10.5 Finder's Fees.

     (a) Seller. Seller represents and warrants that he has not made any commitment or done any act that would create any liability to any person other than himself for any brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

10.6 Successors and Assigns. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a person or entity controlling, controlled by or under common control with such part (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder) or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any person into it with which the assigning party shall merge or consolidate formally agrees in writing to assume all the rights and obligations of the assigning party created hereby.


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10.7 Amendments and Waivers. This agreement,  any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall nay delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

10.8 Severability of Provisions. In any provision of this Agreement, or the application of any such provision to any person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

10.9 Counterparts; Delivery. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute on instrument. The parties acknowledge that delivery of executed counterparts of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

10.10 Governing Law. This Agreement is made and entered into under the laws of the State of New York, and the laws of that State (without giving effects to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.


10.11 Section Headings. The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

10.12 Entire Agreement. The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Agreement and the other written instruments specifically referred to herein embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments among NORTHERN and Seller with respect to the subject matter hereof, and there are no further or other agreements or understanding, written or oral, in effect between the parties relating to the subject matter hereof.

10.13 Publicity. Seller agrees that the timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon in good faith by the Parties.

                                           (SIGNATURES APPEAR ON NEXT PAGE)

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Asset Purchase Agreement as of the date first written above.

                                    "SELLER"
                       UNITED PROCESSING CORPORATION LTD.


    Attest:

    By: /s/ James Chisolm
    Name:  James Chisolm
    Title: President


                                   "NORTHERN"

                        NORTHERN MERCHANT SERVICES, INC.

Attest:

By: /s/ Kevin Weller
Name:  Kevin Weller
Title: President







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